Institutional Class (MAIPX)
Investor Class

Prospectus
September 1, 2010

The Dividend Plus+ Income Fund seeks income and long term capital appreciation.

Managed by MAI Wealth Advisors, LLC

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this
Prospectus is truthful or complete.   Any representation to
the contrary is a criminal offense.

Table of Contents

Summary Section	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategies	2
Principal Investment Risks	2
Performance Information	4
Management	4
Purchase and Sale of Fund Shares	4
Tax Information	4
Payments to Broker-Dealers and Other Financial Intermediaries	4
Details Regarding the Fund’s Investment Strategies and Risks	5
Additional Information Regarding Principal Investment Strategies	5
Additional Information Regarding Principal Risk Factors	6
Who May Want to Invest in the Fund	8
Management	9
Investment Adviser	9
Portfolio Managers	9
Other Service Providers	10
Fund Expenses	10
Your Account	11
How to Contact the Fund	11
General Information	11
Choosing a Share Class	14
Buying Shares	14
Selling Shares	18
Retirement Accounts	21
Other Information	22
Financial Highlights	24

Summary Section

Dividend Plus+ Income Fund – Investor Class and Institutional Class

Investment Objective

The objective of the Dividend Plus+ Income Fund (the “Fund”) is income and long term capital appreciation.

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase, if applicable)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	NONE	0.25%
Other Expenses (1)	1.94%	1.94%
Total Annual Fund Operating Expenses	2.69%	2.94%
Fee Reduction and Expense Reimbursement(2)	(1.70)%	(1.70)%
Net Annual Fund Operating Expenses	0.99%	1.24%

(1)	“Other expenses” are based on estimated amounts expected to be incurred for the current fiscal year.

(2)
The Adviser has contractually agreed to reduce a portion of its fee and reimburse Fund expenses to limit Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Investor Class shares and Institutional Class shares to 1.24% and 0.99%, respectively, through at least September 1, 2011 (“Expense Cap”). The Expense Cap may be changed or eliminated with the consent of the Board of Trustees.  The Adviser may be reimbursed by the Fund for any contractual fee reduction or expense reimbursements if reimbursement to the Adviser occurs within three years of the fee reduction or expense reimbursement and does not cause the Total Annual Fund Operating Expenses of a class to exceed the Expense Cap.  Net Annual Fund Operating Expenses may increase if exclusions from the Expense Cap would apply.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Class	$101	$674
Investor Class	$126	$749

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover rate for the Fund’s last fiscal year is not provided because the Fund has not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

The Fund will seek to achieve its investment objective by (i) investing in a portfolio of dividend-producing equity securities which the Adviser believes will pay above-average, sustainable, dividends,  (ii) selling covered call options on a substantial portion of the Fund’s portfolio of between 25 and 50 equity securities and (iii) selling cash-secured put options.  The majority of options sold by the Fund will be out-of-the money on equity securities in the Fund’s portfolio and physically settled.  The Adviser believes that the Fund’s equity portfolio will appreciate for long-term capital gains and the Fund’s option overlay strategy will lower the cost basis of the Fund’s portfolio or generate gains, most of which are short-term capital gains and distributed to shareholders as dividends. This strategy may require the Adviser to hold a substantial amount of the Fund’s assets in cash or cash equivalents which may include U.S. Treasury bills, shares of money market funds and/or other short-term cash investments.

Under normal market conditions, the Fund primarily invests in domestic equity securities of domestic companies with large- and mid-sized market capitalizations. The Adviser defines (1) companies with large market capitalizations as those companies with market capitalizations of $5 billion and over and (2) companies with mid-sized market capitalizations as those companies with market capitalizations of at least $1 billion but not more than $5 billion.  Such domestic equity securities include common stock, convertible securities, preferred stock, warrants and sponsored and unsponsored American Depositary Receipts (“ADRs”).

The Fund may also invest in domestic equity securities of companies with small market capitalizations (defined by the Adviser as those companies with market capitalizations of less than $1 billion). In addition, from time to time, the Fund may buy call options to close positions, sell put options to initiate positions and buy put index options that are designed to create a hedge for the Fund’s portfolio.

The Adviser uses a total return approach to select the Fund’s investments. The Adviser’s investment process consists of conducting proprietary fundamental research, analyzing company filings, communicating with company management and industry analysts and reviewing third-party research.  Once an investment is made, the holding is continuously monitored to ensure that the initial rationale for investment remains.  If it is determined that the initial reason for investment is no longer valid or exceeds its target or if other investments with higher expected returns become available, the Adviser may sell the holding.

Principal Investment Risks

General Market Risk.  The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Recent Market Events Risk.  It is important that investors closely review and understand the risks of investing in the Fund. Unprecedented recent turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund.

Equity Risk.  The Fund is subject to the risk that stock prices may fall over a short period or extended periods of time. Common stocks, which are a type of equity security, are generally subordinate to issuers’ other securities, including convertible and preferred securities.

Management Risk.  The Fund is actively managed and its performance therefore will reflect the Adviser's ability to make investment decisions which are suited to achieving the Fund's investment objectives.  Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Selling Call Options Risk.  When selling covered call options, the Fund may be required to sell the underlying security and, therefore, not participate in gains if the stock price exceeds the exercise price, before the expiration date of the option.

Selling Put Options Risk.  When selling put options if the market price of the underlying security falls below the exercise price, the Fund will incur a loss equal to the difference between the exercise price less the premium received from the sale of the option and the securities current market value. The Fund may be volatile and lose money in connection with significant redemptions if the Fund’s strategy requires it to meet those redemptions by closing out an options position at a disadvantageous time.

Fixed-Income Securities Risk. The value of a debt security depends generally on the issuer’s credit rating and the interest rate of the security.

Interest Rate Risk.  An increase in interest rates typically causes a fall in the value of the fixed-income securities in which the Fund may invest.

Credit Risk.  The Fund is subject to the risk that the issuer of a bond, including a U.S. Government agency not backed by the full faith and credit of the U.S. Government, will fail to make timely payment of interest or principal.  A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Company Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio.

Large Capitalization Company Risk.  Securities of companies with large market capitalizations go in and out of favor based on market and economic conditions and may underperform other market segments.

Mid-Capitalization Investing Risk. The stocks of mid-capitalization companies may entail greater risk and their prices may fluctuate more than those of the securities of larger, more established companies.

ADR Risk.  ADRs may be subject to international trade, currency, political, regulatory and diplomatic risks.  In addition, ADRs may not track the price of the underlying securities perfectly.

Performance Information

The Fund is newly created and does not have a full calendar year performance record.  Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Adviser.  MAI Wealth Advisors, LLC is the Fund’s investment adviser.

Portfolio Managers. The Fund is managed on a day-to-day basis by the following individuals who are primarily responsible for the day-to-day management of the Fund:

•	Seth E. Shalov is a Director of the Adviser and has been co-portfolio manager of the Fund since its inception in 2010.
•	Arthur G. Merriman III is a Director of the Adviser and has been co-portfolio manager of the Fund since its inception in 2010.
•	Walter J. Henry is a Director of the Adviser and has been co-portfolio manager of the Fund since its inception in 2010.
•	Richard J. Buoncore is a Managing Partner of the Adviser and has been co-portfolio manager of the Fund since its inception in 2010.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day the New York Stock Exchange is open for business.  You may purchase or redeem shares directly from the Fund by calling (877) 414-7884 or by writing the Fund at (Dividend Plus+ Income Fund, P.O. Box 588, Portland, Maine 04112). You also may purchase or redeem shares of the Fund through your financial intermediary.  The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment		Minimum Additional Investment
	Institutional Class	Investor Class	Institutional Class	Investor Class
Standard Accounts	$50,000	$2,500	$5,000	$100
Retirement Accounts	$25,000	$1,000	$5,000	$100

Tax Information

Shareholders may receive distributions from the Fund of income and capital gains, which may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Details Regarding the Fund’s Investment Strategies and Risks

Concepts to Understand
Common Stock means an ownership interest in a company and usually possesses voting rights and earns dividends.
Market Capitalization means the total value of all of a company’s common stock in the stock market based on the stock’s market price.
Equity Securities include common stock, preferred stock, convertible securities, warrants and ADRs.
ADRs are receipts for the shares of a foreign-based company traded on a U.S. stock exchange.
Exercise Price means the price at which an options contract can be exercised.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees (“Board”) without a vote of shareholders.

Additional Information Regarding Principal Investment Strategies

Under normal market conditions, the Fund invests in domestic equity securities of companies with large- and mid-sized market capitalizations. The Adviser defines (1) companies with large market capitalizations as those companies with market capitalizations of $5 billion and over and (2) companies with mid-sized market capitalizations as those companies with market capitalizations of at least $1 billion but not more than $5 billion.  Such domestic equity securities include common stock, convertible securities, preferred stock, warrants and sponsored and unsponsored ADRs.  The Fund may also invest domestic equity securities of companies with small market capitalizations (defined by the Adviser as those companies with market capitalizations of less than $1 billion).  In addition, in connection with its options overlay strategy, the Fund may invest a substantial portion of its assets in cash or cash equivalents, which may include high quality domestic fixed-income securities as well as commercial paper and U.S. Government securities.  The Fund’s investments in fixed-income securities primarily will be investment grade, meaning that they are rated by a nationally recognized statistical rating organization (for example, Moody’s Investors Service or Standard & Poor’s) as Baa or BBB (or the equivalent) or better or that the Adviser has determined to be of comparable quality.

The Fund may sell “covered” call options against a substantial amount of the Fund’s portfolio holdings of common stocks.   As the seller of a call option, the Fund receives cash (the premium) from the purchaser.  The purchaser of the call option has the right to any appreciation in the value of the security over a fixed price (the exercise price) anytime before a certain date in the future (the expiration date). The Fund, in effect, sells the potential appreciation in the value of the underlying security in exchange for the premium.  If, by the expiration of the option, the purchaser exercises the call option sold by the Fund, the Fund will generally provide the security subject to the option to the purchaser.

The Fund may also sell cash-secured put options. As the seller of a put option the Fund receives cash (the premium) from the purchaser. The purchaser of the put option has the right to sell the underlying instrument to the Fund for the exercise price during a specified period of time. The Fund, in effect, sells the potential depreciation in the value of the underlying security in exchange for the premium.  If, by the expiration of the option, the purchaser exercises the put option sold by the Fund, the Fund will pay the purchaser for the security and accept the security into the Fund’s portfolio.

The majority of options sold by the Fund are exchange-traded. The premium, the exercise price and the market value of the security determine the gain or loss realized by the Fund as the seller of either a put or a call option.

The Adviser’s Process.  The Adviser uses a total return approach to select the Fund’s investments. Using this investment style, the Adviser seeks securities selling at discounts to their underlying values and then holds these securities until their market values reflect their intrinsic values.

In choosing its investments for the Fund, the Adviser uses such traditional measures of value as price to earnings ratios, return on assets, price-to-book ratios and other quantitative measures.  The Adviser believes that insight into the value of a company is gained by looking at these fundamentals in relation to the company's balance sheet and its entire capital structure.

The Adviser’s investment process consists of conducting proprietary fundamental research, analyzing company filings, communicating with company management and industry analysts and reviewing third-party research.  The Adviser continually monitors the investments in the Fund’s portfolio to determine if there have been any fundamental changes in the companies or issuers. The Adviser may sell a security if:

•The security subsequently fails to meet the Adviser’s initial investment criteria;
•A more attractively priced security is found or if funds are needed for other purposes; or
•The Adviser believes that the security has reached its appreciation potential.

Temporary Defensive Position.  In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits).  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Additional Information Regarding Principal Risk Factors

General Market Risk. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  In general, stock values are affected by activities specific to the company issuing securities, as well as general market, economic and political conditions.  The NAV of the Fund, and your investment return, will fluctuate based upon changes in the value of the Fund’s portfolio securities.  The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value.  The Fund is not by itself a complete or balanced investment program, and there is no assurance that the Fund will achieve its investment objective.  You could lose money on your investment in the Fund, and the Fund could underperform other investments.  The principal risks of an investment in the Fund include:

•	The market may not recognize what the Adviser believes to be the true value or growth potential of the securities held by the Fund;

•	Value securities may fall out of favor with the market, or react differently to market, political and economic developments than other types of securities and the market as a whole;

•	The market may experience declines in general, or a decline in investor demand for the securities held by the Fund may adversely affect the value of the securities held;

•	The earnings of the companies in which the Fund invests may not continue to grow at expected rates, thus causing the price of the underlying securities to decline; and

•	The Adviser’s strategy may fail to produce the intended results.

Recent Market Events Risk. Global securities markets have experienced significant volatility since 2008.  The fixed-income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  Concerns have spread to domestic and international equity markets.  In some cases, the prices of securities of individual companies have been negatively impacted, even though there may have been little or no apparent degradation in the financial conditions or prospects of those companies.  Continuing market problems may have adverse effects on the performance of the Fund.

Equity Risk.  The value of the Fund’s portfolio holdings may decline in price because of changes in prices of its holdings or a broad capital market decline.  These fluctuations could be a sustained trend or a drastic movement.  The capital markets generally move in cycles, with periods of rising prices followed by periods of declining prices.  The value of your investment may reflect these fluctuations. Common stocks, which are a type of equity security, are generally subordinate to issuers’ other securities, including convertible and preferred securities.

Management Risk.  The Fund is actively managed and its performance therefore will reflect the Adviser's ability to make investment decisions which are suited to achieving the Fund's investment objectives. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Selling Call Options Risk. When the Fund sells covered call options, it receives a premium for selling a call option; however, the price the Fund realizes from the sale of the stock upon exercise of the option will be below and could be substantially below the prevailing market price of the stock.  The purchaser of the covered call option may exercise the call at any time during the option period (the time between when the call is sold and when it expires).  When a call option which the Fund has written is exercised, the Fund typically delivers the security upon which the call is written.  This means that the Fund generally delivers a security out of its portfolio and may replace it, or purchases the same security on the open market for delivery.  Under either scenario the Fund would face increased transaction costs because of its need to purchase securities, either for delivery to the party exercising the call option or to replace a security delivered to the other party out of its portfolio, subject to call options.

Selling Put Options Risk. When the Fund sells put options, it receives a premium for selling a put option; however, the price the Fund pays for the purchase of the stock upon exercise of the option will be above and could be substantially above the prevailing market price of the stock.  The purchaser of the put option may exercise the put during a certain period up to the expiration of the option. When a put option which the Fund has written is exercised, the Fund typically purchases the security upon which the put is written.  The Fund may be volatile and lose money in connection with significant redemptions if the Fund’s strategy requires it to meet those redemptions by closing out an options position at a disadvantageous time.

Fixed Income Securities Risk.  The value of a debt security depends generally on the issuer’s credit rating and the interest rate of the security. The value generally falls when interest rates rise, especially for long-term, lower-quality securities. Conversely, when interest rates fall, issuers may prepay fixed rate securities, forcing the Funds to invest in securities with lower interest rates.   At any time, the financial condition of an issuer may so deteriorate that the issuer defaults on interest or principal payments due to the Funds on securities held.

Interest Rate Risk.  The Fund may be subject to the risk that the market value of fixed-income securities that it holds will decline due to rising interest rates.  When interest rates rise, the prices of most fixed-income securities decline.  The price of fixed-income securities is also affected by their maturity.  Fixed-income securities with longer maturities generally have greater sensitivity to changes in interest rates.

Credit Risk.  The Fund will lose money if the issuer of a bond or other fixed-income security is unable to meet its financial obligations or goes bankrupt.  Credit risk usually applies to most fixed-income securities, including bonds issued by a U.S. Government agency whose obligations are not backed by the full faith and credit of the U.S. Government.  A decline in an issuer’s credit rating also can cause the price of its bonds to go down.

Company Risk.  The NAV of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio, including, but not limited to, management turnover, changes in business operating model or structural changes to the individual company’s operating environment.  The value of an individual company may be more volatile than the market as a whole.

Large Capitalization Company Risk Large capitalization company stocks may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be slow to respond to challenges and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Capitalization Company Risk The stocks of mid-capitalization companies may entail greater risk and their prices may fluctuate more than those of the securities of larger, more established companies.

ADR Risk.  ADRs may involve additional risks relating to political, economic or regulatory conditions in foreign countries.  These risks include fluctuations in foreign currencies.  The securities underlying ADRs are typically denominated (or quoted) in a currency other than U.S. dollars.  In addition, the securities underlying ADRs trade on foreign exchanges at times when the U.S.  markets are not open for trading.  As a result, the value of ADRs representing those underlying securities may change materially at times when the U.S. markets are not open for trading.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are willing to tolerate significant changes in the value of your investment
•	Are pursuing a longer term investment goal
•	Are willing to accept high short-term risk.

The Fund may not be appropriate for you if you:

•	Want an investment that pursues market trends or focuses only on particular sectors or industries
•	Need stability of principal
•	Are pursuing a shorter term goal or investing emergency reserves.

Management

The Fund is a series of Forum Funds (the “Trust”), an open-end, management investment company (mutual fund).  The business of the Trust and the Fund is managed under the oversight of the Board.  The Board meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund.  Additional information regarding the Board, as well as the Trust’s executive officers, may be found in the Statement of Additional Information (“SAI”).

The Adviser

The Fund’s investment Adviser is MAI Wealth Advisors, LLC, 1360 E. Ninth Street, Suite 1100, Cleveland, OH   44114.  The Adviser is an independent SEC-registered investment advisory firm that currently manages assets for high net worth individuals, endowments and foundations.  The Adviser has provided investment advisory services to clients since 1973.  In 2007, BC Investment Partners, LLC acquired McCormack Advisors International, LLC, successor to Investment Advisors International, Inc., and renamed the firm MAI Wealth Advisors, LLC. As of June 30, 2010, the Adviser had approximately $1.32 billion in assets under management or advisement.

Subject to the general oversight of the Board, the Adviser makes investment decisions for the Fund.  The Adviser receives an advisory fee from the Fund at an annual rate equal to 0.75% of the Fund’s average daily net assets.

 A discussion summarizing the basis on which the Board approved the Investment Advisory Agreement is included in the Fund’s semi-annual report to the shareholders of the Fund for the period ended February 28, 2011.

Portfolio Managers

Seth E. Shalov, Arthur G. Merriman III, Walter J. Henry and Richard J. Buoncore co-manage the Fund’s portfolio and are jointly responsible for securities selection in the Fund and perform all aspects of the Fund’s management.

Seth E. Shalov is a Director of the Adviser in its Investment Group.  Prior to the formation of the Adviser in 2007, Mr. Shalov was a portfolio manager at BC Investment Partners LLC since 2006 and Director of Proprietary Investments and Trading for a prominent New York family office since 2003. Mr. Shalov managed the Highmark Emerging Growth Fund (U.S. Small-cap) for nine years (1990-1998).

Arthur G. Merriman III, CFA, is a Director and Portfolio Manager of the Adviser. Prior to joining the Adviser in 2008, Mr. Merriman was a Senior Vice President at Stifel Nicolaus since 1998.

Walter J. Henry is a Director and Portfolio Manager of the Adviser.  Prior to joining the Adviser in 2008, Mr. Henry was the Director of Research at Winslow Asset Management since 2006. Prior to that, Mr. Henry co-managed the Victory Value Fund and Victory Growth Fund at Victory Capital Management.

Richard J. Buoncore is a Managing Partner of the Adviser.  Prior to the formation of the Adviser in 2007, Mr. Buoncore was Managing Partner of BC Investment Partners LLC since 2005.  Prior to that, Mr. Buoncore was CEO of the Victory Capital Management, a multibillion dollar asset management and mutual fund complex.

The Fund’s SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of the Fund’s securities by the portfolio managers.

Other Service Providers

Atlantic Fund Administration, LLC (“Atlantic”) provides certain administration, portfolio accounting and transfer agency services to the Fund and the Trust, and supplies certain officers to the Trust, including a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer and an Anti-Money Laundering Compliance Officer, as well as additional compliance support personnel.
Foreside Fund Services, LLC (the “Distributor”), the Trust’s principal underwriter, acts as the Trust’s Distributor in connection with the offering of the Fund’s shares.  The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares.  The Distributor is not affiliated with the Adviser or with Atlantic or their affiliates.

Fund Expenses

The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Fund and the other series of the Trust based upon methods approved by the Board.  Expenses that are directly attributable to a specific class of shares, such as distribution fees and shareholder servicing fees are charged directly to that class.  Certain service providers may reduce all or any portion of their fees and may reimburse certain expenses of the Fund.  Any fee reduction or expense reimbursement may be recouped by the service provider for up to three subsequent fiscal years as long as the recoupment does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.  Any agreement to reduce fees or reimburse expenses increases the investment performance of the Fund and its applicable share classes for the period during which the waiver or reimbursement is in effect.

Your Account

How to Contact the Fund

Write to us at:
Dividend Plus+ Income Fund
P.O. Box 588
Portland, Maine 04112

Overnight address:
Dividend Plus+ Income Fund
c/o Atlantic Fund Administration, LLC
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Telephone us at:
(877) 414-7884 (toll free)

Wire investments (or ACH payments) to:
Please contact the transfer agent at (877) 414-7884 (toll free) to obtain the ABA routing number and the account number for the Fund.

General Information

You may purchase or sell (redeem) shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for business.  Under unusual circumstances, such as in the case of an emergency, the Fund may calculate its NAV and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of the Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved financial intermediary receives your request in “good order.”  Good order means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents and Medallion Signature Guarantees.  All requests to purchase or sell Fund shares received in good order prior to the

Fund’s close will receive that day’s NAV.  Requests received in good order after the Fund’s close or on a day when the Fund does not value its shares will be processed on the next business day and will receive the next subsequent NAV.  The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.
The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive quarterly statements from the Fund detailing Fund balances and all transactions completed during the prior quarter and a confirmation of each transaction.  Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statement.  You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges.  The Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect that Fund or its operations.

When and How NAV is Determined.  The Fund calculates its NAV as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) on each weekday except days when the NYSE is closed.  The NYSE is open every weekday, Monday through Friday, except on the following holidays: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.  Exchange holiday schedules are subject to change without notice.  The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.  To the extent the Fund’s portfolio investments trade in markets on days when the Fund is not open for business, the Fund’s assets may vary on those days.  In addition, trading in certain portfolio investments may not occur on days the Fund is open for business because markets or exchanges other than the NYSE may be closed.

The NAV of the Fund is determined by taking the market value of the total assets of the class, subtracting the liabilities of the class, and then dividing the result (net assets) by the number of outstanding shares of the Fund class.  Since the Fund invests in securities that may trade on foreign securities markets on days other than a Fund business day, the value of the Fund’s portfolio may change on days on which shareholders will not be able to purchase or redeem the Fund’s shares.

The Fund values securities for which market quotations are readily available, including certain open-end investment companies, at current market value other than certain short-term securities which are valued at amortized cost.  Securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day.  In the absence of sales, such securities are valued at the mean of the last bid and asked price.  Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price.  Investments in other open-end registered investment companies are valued at their NAV.

Market quotations may not be readily available or may be unreliable if, among other things, (i) the exchange on which a Fund portfolio security is principally traded closes early, (ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or (iii) events occur after the close of the securities markets on which the Fund’s portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to value such securities at fair value as determined in good faith using procedures approved by the Fund’s Board.  The Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee, members of which are appointed by the Board.  Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold.  Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund’s investments in foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time as of which the Fund values its portfolio securities, which may necessitate fair valuation.  In determining fair value prices of foreign securities, the Fund may consider the performance of securities on its primary exchange, foreign currency appreciation/depreciation, securities market movements in the U.S. or other relevant information as related to the securities.

Securities of smaller companies are also more likely to require a fair value determination because they may be thinly traded and less liquid than traditional securities of larger companies.

Transactions through Financial Intermediaries.  The Fund has authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities when approved by the Fund (collectively, “financial intermediaries”) to accept purchase, redemption and exchange orders on the Fund’s behalf.  If you invest through a financial intermediary, the policies and fees of the intermediary may be different than the policies and fees of the Fund.  Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying (selling) Fund shares.  You should consult your broker or other representative of your financial intermediary for more information.

All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in “good order” by a financial intermediary.  Orders are accepted until the close of regular trading on the NYSE every business day, normally 4:00 p.m., Eastern Time, and are processed the same day at that day’s NAV.  To ensure that this occurs, the financial intermediaries are responsible for transmitting all orders to the Fund in compliance with their contractual deadlines.

Payments to Financial Intermediaries.  The Fund and its affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency, recordkeeping and shareholder communication services.  For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ.  The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.  To the extent that the Fund pays (all or a portion of) such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Fund’s transfer agent and/or administrator.

The Adviser or another Fund affiliate, out of its own resources, may provide additional compensation to financial intermediaries.  Such compensation is sometimes referred to as “revenue sharing.”  Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares.  For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses.  It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating registered sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or its affiliate(s), and the prospect of receiving such compensation may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments.  Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program.  Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under federal law.  The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  In this regard, the Fund reserves the right, to the extent permitted by law, (i) to refuse, cancel or rescind any purchase order or (ii) to freeze any account and/or suspend account services.  These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority or applicable law.  If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings.  A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s SAI, which is available upon request by contacting the Fund’s transfer agent at (877) 414-7884.

Choosing a Share Class
The Fund offers two classes of shares: Investor Class and Institutional Class.  Each class has a different combination of purchase restrictions and ongoing fees, allowing you to choose the class that best meets your needs.

Institutional Class.  Institutional Class shares of the Fund are designed for institutional investors (such as investment advisers, financial institutions, corporations, trusts, estates and religious and charitable organizations) investing for proprietary programs and firm discretionary accounts.  Institutional Class shares are sold without the imposition of initial sales charges and are not subject to any Rule 12b-1 fees.

Investor Class.   Investor Class shares of the Fund are sold to retail investors who invest in the Fund directly or through a fund supermarket or other investment platform.  Investor Class shares are sold without the imposition of initial sales charges and are subject to a Rule 12b-1 fee of up to 0.25% of the Fund’s average daily net assets.  A lower minimum initial investment is required to purchase Investor Class shares.

	Institutional Class	Investor Class
Minimum Initial Investment	$50,000	$2,500
Sales Charges	None	None
Rule 12b-1 Distribution Fees	None	0.25%

Buying Shares

How to Make Payments.  Unless purchased through a financial intermediary, all investments must be made by check, ACH or wire.  All checks must be payable in U.S. dollars and drawn on U.S. financial institutions.  In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures adopted on behalf of the Fund, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check).  The Fund and the Adviser also reserve the right to accept in-kind contributions of securities in exchange for shares of the Fund.

Checks.  Checks must be made payable to “Dividend Plus+ Income Fund.”  For individual, sole proprietorship, joint, Uniform Gift to Minors Act (“UGMA”) and Uniform Transfer to Minors Act (“UTMA”) accounts, checks may be made payable to one or more owners of the account and endorsed to “Dividend Plus+ Income Fund.”  A $20 charge may be imposed on any returned checks.

ACH.  ACH refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.  Your financial institution may charge you a fee for this service.

Wires.  You may instruct a financial institution with which you have an account to make a federal funds wire payment to us.  Your financial institution may charge you a fee for this service.

Minimum Investments.  The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment		Minimum Additional Investment
	Institutional Class	Investor Class	Institutional Class	Investor Class
Standard Accounts	$50,000	$2,500	$5,000	$100
Retirement Accounts	$25,000	$1,000	$5,000	$100

If deemed appropriate by the Trust’s officers, the Fund reserves the right to waive initial minimum investment amounts.

Registered investment advisers and financial planners may be permitted to aggregate the value of Traditional or Roth Individual Retirement Accounts.

Account Requirements

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	•Instructions must be signed by all persons required to sign exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	•Depending on state laws, you can set up a custodial account under the UGMA or the UTMA. •The custodian must sign instructions in a manner indicating custodial capacity.

Corporations/Other
•The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary’s certificate.

Trusts	•The trust must be established before an account may be opened.
•The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification.  To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, taxpayer identification number, physical street address, date of birth and other information or documents that will allow the Fund to identify you.  If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser.  If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount.  Once your application is accepted, the Fund will attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion.  If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account.  If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any redemption fees assessed.  If the Fund has not yet collected payment for the shares being sold, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

Policy on Prohibition of Foreign Shareholders.  The Fund requires that all shareholders must be U.S. persons with a valid U.S. taxpayer identification number to open an account with the Fund.

Investment Procedures

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary ·Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary • Contact your financial intermediary using the method that is most convenient for you.
By Check
• Call or write us for an account application.
• Complete the application (and other required documents, if applicable).
• Mail us your original application (and other required documents, if applicable) and a check.
By Check • Fill out an investment slip from a confirmation or write us a letter. • Write your account number on your check. • Mail us the slip (or your letter) and the check.
By Wire
• Call or write us for an account application.
• Complete the application (and other required documents, if applicable).
• Call us to fax the completed application (and other required documents, if applicable), and we will assign you an account number.
• Mail us your original application (and other required documents, if applicable).
• Instruct your financial institution to wire money to us.
By Wire • Instruct your financial intermediary to wire money to us.
By ACH Payment (for Investor Class shares only)
• Call or write us for an account application.
• Complete the application (and other required documents, if applicable).
• Call us to fax the completed application (and other required documents, if applicable), and we will assign you an account number.
• Mail us your original application (and other required documents, if applicable).
• We will electronically debit your purchase proceeds from the financial institution account identified on your account application.
• Purchases are limited to $25,000 per day.

 By ACH Payment (for Investor Class shares only)
• Call to request a purchase by ACH payment.
• We will electronically debit your purchase proceeds from the financial institution account identified on your account application.
• Purchases are limited to $25,000 per day.

Systematic Investments.  You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month.  Payments for systematic investments are automatically debited from your designated savings or checking account via ACH.  Systematic investments must be for at least $1000 per occurrence.  If you wish to enroll in the systematic investment plan, complete the appropriate section on the account application.  Your signed account application must be received at least three business days prior to the initial transaction.  The Fund may terminate or modify this privilege at any time.  You may terminate your participation in the systematic investment plan by notifying the Fund sufficiently in advance of the next withdrawal.

The systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals.  However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets.  By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high.  Please call (877) 414-7884 for additional information regarding the Fund’s systematic investment plan.

Limitations on Frequent Purchases and Redemptions. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  It is the Fund’s policy to discourage short-term trading.  Frequent trading in the Fund, such as by traders seeking short-term profits from market momentum, time-zone arbitrage and other timing strategies, may interfere with the management of the Fund’s portfolio and may result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares.  As money is moved in and out, the Fund may incur expenses to buy and sell portfolio securities.  These expenses are borne by Fund shareholders.  The Fund does not permit market timing and will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions that may be harmful to the Fund or its shareholders if they are frequent.  These transactions are analyzed for offsetting purchases within a predetermined period of time.  If three such offsetting purchases occur within 30 calendar days of a redemption, that shareholders account may be prevented from making additional purchases.  The Fund reserves the right to cancel, restrict or reject without any prior notice any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio and purchase orders not accompanied by payment.

In addition, the sale of the Fund’s shares is subject to a redemption fee of 2.00% of the current NAV of shares redeemed within 90 days of purchase.  See “Selling Shares – Redemption Fee” for additional information.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions.  As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

The Fund’s investment in foreign securities, including through ADRs, may make it more susceptible to the risk of market timing activities because of price differentials between the ADRs and their underlying foreign securities that may be reflected in the NAV of the Fund’s shares.  The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its NAV.  These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares.  Although the Fund may fair value foreign securities in such instances and notwithstanding other measures that the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund’s shares.  There is no assurance that fair valuation of securities will reduce or eliminate market timing.

The investment in securities of small-capitalization or mid-capitalization companies may make the Fund more susceptible to market timing, as shareholders may try to profit by the market volatility of such securities and the effect of the volatility on the value of Fund shares.  The Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations.

Canceled or Failed Payments.  The Fund accepts checks and ACH transfers at full value subject to collection.  If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear.  You will be responsible for any actual losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement.  The Fund and its agents have the right to reject or cancel any purchase due to non-payment.

Selling Shares

The Fund processes redemption orders received in good order at the next calculated NAV.  The Fund may not suspend or reject a redemption request that is in good order or delay payment for a redemption for more than seven days, except during unusual market conditions affecting the NYSE, in the case of an emergency which makes it impracticable for the Fund to dispose of or value securities it owns or as permitted by the Securities and Exchange Commission (the “SEC”).

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days from the date of purchase.

How to Sell Shares from Your Account
Through a Financial Intermediary
•      If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.
•      Contact your financial intermediary using the method that is most convenient for you.

By Mail
• Prepare a written request including:
•Your name(s) and signature(s)
•Your account number
•The Fund name and class
•The dollar amount or number of shares you want to sell
•How and where to send the redemption proceeds
•Obtain a signature guarantee (if required)
•Obtain other documentation (if required)
• Mail us your request and documentation.

By Telephone
• Call us with your request (unless you declined telephone redemption privileges on your account application).
• Provide the following information:
• Your account number
• Exact name(s) in which the account is registered
• Additional form of identification
• Redemption proceeds will be mailed to you by check or electronically credited to your account at the financial institution identified on your account application.
Systematically
• Complete the systematic withdrawal section of the application.
• Attach a voided check to your application.
• Mail us the completed application.
• Redemption proceeds will be mailed to you by check or electronically credited to your account at the financial institution identified on your account application.

Wire Redemption Privileges.  You may redeem your shares by wire unless you declined wire redemption privileges on your account application.  The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges.  You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application.  You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.  Telephone redemption orders may be difficult to complete during periods of significant economic or market activity.  If you are not able to reach the Fund by telephone, you may mail your redemption order.

Systematic Withdrawals.  You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month.  These payments are sent from your account by check to your address of record, or if you so designate, to your bank account by ACH payment.  To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application.  The plan may be terminated or modified by a shareholder or the Fund at any time without charge or penalty.  You may terminate your participation in the plan at any time by contacting the Fund sufficiently in advance of the next withdrawal.

A withdrawal under the systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.  Please call (877) 414-7884 for additional information regarding the Fund’s systematic withdrawal plan.

Signature Guarantee Requirements.  To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee.  A Medallion Signature Guarantee verifies the authenticity of your signature.  You can obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public.  The transfer agent will require written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder for any of the following:

•	Written requests to redeem $100,000 or more
•	Changes to a shareholder’s record name or account registration
•	Paying redemption proceeds from an account for which the address has changed within the last 30 days
•	Sending redemption and distribution proceeds to any person, address or financial institution account not on record
•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
•	Adding or changing ACH or wire instructions, telephone redemption or exchange option, or any other election in connection with your account.

The transfer agent reserves the right to require Medallion Signature Guarantees on all redemptions.

Redemption Fee.  The Fund’s shares are subject to a redemption fee of 2.00% of the current NAV of shares redeemed within 90 days from the date of purchase.  The fee is charged for the benefit of the Fund’s remaining shareholders and will be paid to the Fund to help offset transaction costs.  To calculate redemption fees, the Fund uses the first-in, first-out (“FIFO”) method to determine the holding period.  Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account.

The following are limited exceptions to the imposition of the redemption fee:

•	Redemptions in a deceased shareholder account if such an account is registered in the deceased’s name
•	Redemptions in the account of a disabled individual (disability of the shareholder as determined by the Social Security Administration)
•	Redemptions of shares purchased through a dividend reinvestment program
•	Redemptions pursuant to a systematic withdrawal plan
•	Redemptions in a qualified retirement plan under section 401(a) of the Internal Revenue Code (“IRC”) or a plan operating consistent with Section 403(b) of the IRC.

In addition, the Fund reserves the right to waive redemption fees, withdraw exceptions, or otherwise modify the terms of or terminate the redemption fee at its discretion at any time, to the extent permitted by law.

If a financial institution that maintains an account with the transfer agent for the benefit of its customer accounts agrees in writing to assess and collect redemption fees for the Fund from applicable customer accounts, no redemption fees will be charged directly to the financial institution’s account by the Fund.  Certain financial institutions that collect a redemption fee on behalf of the Fund may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated).  Customers purchasing shares through a financial institution should contact the institution or refer to the customer’s account agreement or plan document for information about how the redemption fee for transactions for the financial institution’s account or the customer’s account is treated and about the availability of exceptions to the imposition of the redemption fee.

Small Account Balances.  If the value of your account falls below $2,500 ($1,000 for Retirement Accounts), the Fund may ask you to increase your balance.  If after 60 days, the account value is still below $2,500 ($1,000 for Retirement Accounts), the Fund may close your account and send you the proceeds.  The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Redemptions In Kind.  Pursuant to an election filed with the SEC, the Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash.  To the extent that the shareholder redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.  In addition, the shareholder will bear any brokerage and related costs in disposing of or selling the portfolio securities it receives from the Fund.  Please see the SAI for more details on redemptions in kind.

Lost Accounts.  The transfer agent will consider your account “lost” if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address.  When an account is lost, all distributions on the account will be reinvested in additional Fund shares.  In addition, the amount of any outstanding (unpaid for six months or more) checks that have been returned to the transfer agent may be reinvested at the then-current NAV, and the checks will be canceled.  However, checks will not be reinvested into accounts with a zero balance, but will be held in an account until the transfer agent locates you or escheats the funds to the state of your last known address.

Rule 12b-1 and Other Service Fees.  The Trust has adopted a Rule 12b-1 plan under which the Fund pays the Distributor a fee up to 0.25% of the average daily net assets of Investor Class shares for distribution services and/or the servicing of shareholder accounts.  Because Investor Class shares pay distribution fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  The Distributor may pay any fee received under the Rule 12b-1 plan to the Adviser or other financial intermediaries that provide distribution and shareholder services with respect to Investor Class shares.

In addition to paying fees under the Rule 12b-1 plan, the Fund may pay service fees to financial intermediaries for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Retirement Accounts

You may invest in Fund shares through an IRA, including traditional and Roth IRAs, also known as “Qualified Retirement Accounts.” The Fund may also be appropriate for other retirement plans.  Before investing in any IRA or other retirement plan, you should consult your tax advisor.  Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

Other Information

Distributions and Dividend Reinvestments

The Fund declares distributions from net investment income ("dividends") and pays those distributions quarterly.  Any net capital gain realized by the Fund will be distributed at least annually.

Most investors have their income dividends and capital gain distributions (each a “distribution”) reinvested in additional shares of the Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions from non-qualified retirement accounts, are treated the same whether they are received in cash or reinvested.

Taxes

The Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.

The Fund’s distributions of net investment income and net short-term capital gain are taxable to you as ordinary income. The Fund’s distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include a nontaxable return of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent they exceed your basis.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum federal income tax of 15% (0% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. A portion of the Fund's dividends also may be eligible for the dividends-received deduction for corporate shareholders

A distribution reduces the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the distribution even though the distribution represents a partial return of your investment.

The sale (redemption) of Fund shares is generally taxable for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the Fund shares. The gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption.  Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions with respect to those shares.

The Fund will be required to withhold federal income tax at the rate of 28% on all distributions and redemption proceeds (regardless of the extent to which you realize gain or loss) otherwise payable to you (if you are an individual or certain other non-corporate shareholder) if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against your federal income tax liability once you provide the required information or certification.

Distributions from the Fund and gain recognized from the sale or other disposition of Fund shares will be subject to a 3.8% U.S. Federal Medicare contribution tax on “net investment income,” beginning in 2013, for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

After December 31 of each year, the Fund will mail you reports containing information about the income tax classification of distributions paid during the year. For further information about the tax effects of investing in the Fund, please see the SAI and consult your tax advisor.

Organization

The Trust is a Delaware statutory trust, and the Fund is a series thereof. The Fund does not expect to hold shareholders’ meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders’ meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

Financial Highlights

Financial Highlights are not provided because the Fund had not commenced operations prior to the date of this Prospectus.

Dividend Plus+ Income Fund
Annual/Semi-Annual Reports
Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information
The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund
You may obtain free copies of the annual and semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Dividend Plus+ Income Fund
P.O. Box 588
Portland, Maine 04112
(866) 684-4915 (toll free)

Overnight Address:
Dividend Plus+ Income Fund
Three Canal Plaza, Ground Floor
Portland, Maine 04101

The Fund’s Prospectus, SAI and annual and semi-annual reports will be available, without charge, by contacting Atlantic Fund Administration, LLC at the address or telephone number listed above.

Securities and Exchange Commission Information
You may also review and copy the Fund’s annual and semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the SEC.  The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  You may request copies of the information, for a duplication fee, by emailing or writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-0102
Email address: publicinfo@sec.gov

Fund information, including copies of the annual and semi-annual reports and the SAI, is available on the EDGAR database and the SEC’s website at www.sec.gov.

Distributor
Foreside Fund Services, LLC
http://www.foreside.com/

Investment Company Act File No. 811-3023